Ivy Funds

Supplement dated April 27, 2016 to the

Ivy Funds Prospectus

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016, March 2, 2016 and March 30, 2016

The following replaces the “Portfolio Managers” section for Ivy Emerging Markets Equity Fund on page 88:

Portfolio Manager(s)

Frederick Jiang, Senior Vice President of IICO, has managed the Fund since February 2004, and Jonas Krumplys, Senior Vice President of IICO, has managed the Fund since March 2014. Effective May 14, 2016, Mr. Jiang will no longer serve as a co-manager of the Fund.

The following is added as a new paragraph following the second paragraph of the “Portfolio Management” section for Ivy Emerging Markets Equity Fund on page 219:

Effective May 14, 2016, Mr. Jiang will no longer serve as a co-manager of the Fund.

Supplement	Prospectus	1